Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the amended Quarterly Report of Priced In Corp. (the “Company”) on Form 10-Q/A for the period ended March 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Ken-Muen Le, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ken-Muen Le
Ken-Muen Le
Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer and Principal Financial Officer)
Date: February 10, 2014

A signed original of this written statement required by Section 906 has been provided to Priced In Corp. and will be retained by Priced In Corp.and furnished to the Securities and Exchange Commission or its staff upon request.